EXHIBIT 10.6.1



                              [Bowater Letterhead]



                                                              October 27, 1995



Mr. H. David Aycock
2675 Trotter Road
Florence, SC 29501

Dear David:

         I am writing to confirm our agreement that your consulting arrangement with Bowater will terminate on October 31, 1995. We very much appreciate the valuable services that you have rendered.

         Please indicate your agreement by signing the enclosed copy of this letter and returning it to me.

                                                              Sincerely,

                                                              /s/ Arnold Nemirow

AMN:ds

Agreed to:

 /s/ H. David Aycock
          H. David Aycock

Date:   11/1/95

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